As filed with the Securities and Exchange Commission on January 28, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT - JANUARY 28, 1999



                        NIAGARA MOHAWK POWER CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)




State of New York                    1-2987                     15-0265555
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                    Identification No.)




     300 Erie Boulevard West, Syracuse, N.Y.                      13202
(Address of principal executive offices)                        (Zip Code)




     Registrant's telephone number, including area code        315-474-1511

Item 5.  Other Events
---------------------

(a)	On January 28, 1999, the Company issued a press release regarding
	the Company's announcement to pursue sale of nuclear assets. See attached Exhibit 99(1).

(b) On January 28, 1999, the Company issued a press release regarding annual and fourth quarter earnings for 1998. See attached Exhibit
99(2).



Item 7.  Financial Statements and Exhibits
------------------------------------------

(c) Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

	Exhibit No. 99(1) - Press release of registrant issued on January 28, 1999 relating to the Company's announcement to pursue sale of nuclear assets.

        Exhibit No. 99 (2) - Press release of registrant issued on January 28, 1999 relating to annual and fourth quarter earnings of the Company for 1998.

            NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         NIAGARA MOHAWK POWER CORPORATION
                         --------------------------------
                                            (Registrant)



Date:     January 28, 1999          By  /s/Steven W. Tasker
                                        ------------------------------
                                        Steven W. Tasker
                                        Vice President-Controller and
                                        Principal Accounting Officer,
                                        in his respective capacities
                                        as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99(1) - Press release of registrant issued on January 28, 1999 relating to the Company's announcement to pursue sale of nuclear assets.

Exhibit No. 99(2) - Press release of registrant issued on January 28, 1999 relating to annual and fourth quarter earnings for 1998.